UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2017

LMI AEROSPACE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Missouri

(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on February 16, 2017, LMI Aerospace, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sonaca S.A., a limited liability company validly existing under the laws of Belgium (the “Parent”), Sonaca USA Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Parent (“Intermediate Co”), and Luminance Merger Sub, Inc., a Missouri corporation and an indirect, wholly-owned subsidiary of the Parent through Intermediate Co (“Sub,” and collectively with the Parent and Intermediate Co, the “Parent Entities”), providing for the acquisition of the Company by the Parent.

Section 1 – Registrant’s Business and Operations

1.02

Termination of a Material Definitive Agreement.

On June 27, 2017, in connection with the consummation of the Merger (as defined below), the Company terminated that certain Credit Agreement, dated as of June 19, 2014, as amended as of September 18, 2014, by and among the Company, the subsidiaries of the Company named therein as guarantors, the lenders party thereto, Royal Bank of Canada, as administrative agent, Royal Bank of Canada and Wells Fargo Bank, National Association, as co-collateral agents, and SunTrust Bank, as documentation agent (the “Credit Agreement”). All outstanding borrowings under the Credit Agreement were paid in full, and all collateral securing repayment of amounts due under the Credit Agreement was released.

On June 27, 2017, the Company caused to be irrevocably deposited with U.S. Bank National Association, as trustee (the “Trustee”), the requisite funds to redeem all of the Company’s outstanding 7.375% Second-Priority Senior Secured Notes due 2019 (the “Notes”) on June 27, 2017 (the “Redemption Date”). The redemption payment (the “Redemption Payment”) included $224,175,000 of outstanding principal, plus accrued unpaid interest and the applicable redemption premium to the Redemption Date. Upon the deposit of the Redemption Payment with the Trustee and the delivery of irrevocable payment instructions to the Trustee, the indenture governing the Notes was fully satisfied and discharged, and all collateral securing repayment of the Notes was released. The Notes, which bore interest at 7.375% per year, were scheduled to mature in June 2019.

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

In accordance with the terms of the Merger Agreement, on June 27, 2017, Sub was merged with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of Intermediate Co (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.02 (the “Common Stock”) of the Company (other than shares owned by the Company or the Parent Entities and shares whose holders sought appraisal and complied with all related statutory requirements of the General and Business Corporation Law of Missouri) ceased to be outstanding and was converted into the right to receive $14.00 in cash, without interest and subject to any applicable tax withholding (the “Merger Consideration”). At the Effective Time, (a) each share of restricted Common Stock of the Company became fully vested and was converted into the right to receive the Merger Consideration, (b) each restricted stock unit of the Company became fully vested, was settled in one share of Common Stock of the Company, and was converted into the right to receive the Merger Consideration, and (c) each share of common stock of Sub issued and outstanding immediately prior to the Effective Time (all of which shares were held of record by Intermediate Co) was converted into and became one validly issued share of common stock of the Company as the survivor of the Merger (“Survivor Common Stock”), all of which shares of Survivor Common Stock, as a result of the Merger, (i) comprise all of the issued and outstanding capital stock of the Company as the survivor of the Merger, and (ii) are held of record by Intermediate Co.

The total aggregate consideration payable in the transaction was approximately $191.6 million, excluding debt to be repaid in connection with the Merger. The Parent funded the Merger Consideration in part with proceeds from credit facilities obtained from BNP Paribas Fortis SA/NV, ING Belgium SA/NV, HSBC Bank Plc, HSBC Bank USA, National Association, Belfius Bank SA/NV, Caisse d’Epargne et de Prevoyance Nord France Europe, CBC Banque SA and Fifth Third Bank and equity financing from two of its shareholders, SFPI-FPIM and Wespavia SA.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2017, and is incorporated herein by reference.

The information set forth under “Introductory Note” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

A copy of the joint press release issued by the Company and the Parent on June 27, 2017, announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 27, 2017, the Company notified the NASDAQ Global Market (“Nasdaq”) of the completion of the Merger and requested that (i) trading of the Company’s Common Stock on Nasdaq be halted prior to market open on June 27, 2017 and suspended prior to market open on June 28, 2017, the next trading day and (ii) Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Company’s Common Stock. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of its common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth under “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03

Material Modification to Rights of Security Holders.

The information set forth under “Introductory Note,” Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Section 5 – Corporate Governance and Management

Item 5.01

Changes in Control of Registrant.

The information set forth under “Introductory Note” and Item 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, Gerald E. Daniels, John S. Eulich, Daniel G. Korte, Sanford S. Neuman, Judith W. Northup, John M. Roeder, Steven Schaffer, Gregory L. Summe and Lawrence J. Resnick resigned as directors of the Company. Simultaneously with such resignations, Bernard Delvaux and Pierre Sonveaux were appointed as directors of the Company as the survivor of the Merger and in accordance with the “Amended and Restated Articles of Incorporation” and the “Surviving Corporation Bylaws” (as hereinafter defined).

Also in connection with the Merger, on June 27, 2017, named executive officers Daniel G. Korte, Clifford C. Stebe, Jr., and David J. Wright, among other executives disclosed in the Company's Definitive Proxy Statement filed April 24, 2017, each entered into an employment agreement (the “Employment Agreements”) with the Company effective as of the Effective Time. The Employment Agreements provide the aforementioned executives (each, an “Executive”) an annual base salary, which shall be increased by at least three percent (3%) each year, an initial bonus to be paid within five (5) calendar days of the Effective Time and certain other perquisites and benefits customarily found in employment agreements with executives. Furthermore, beginning in calendar year 2017, each Executive will be eligible for an annual performance bonus, in the case of Mr. Korte, equal to no less than fifty percent (50%) and no more than one hundred and ten percent (110%), in the case of Mr. Stebe, no less than twenty-two and one half percent (22.5%) and no more than forty-nine and one half percent (49.5%), and in the case of Mr. Wright, no less than fifteen percent (15%) and no more than thirty-three percent (33%), of each such Executive’s then-current base salary, subject to the achievement of performance objectives for the subject calendar year. Beginning in calendar year 2018, Mr. Korte will be entitled to an annual incentive payment equal to three quarters times (.75x) the prior year’s annual base salary and an annual performance incentive payment equal to no less than fifty percent (50%) and no more than one hundred and ten percent (110%) of three quarters times (.75x) the prior year’s base salary. Also beginning in calendar year 2018, Mr. Stebe will be entitled to an annual incentive payment equal to $52,500 and an annual performance incentive payment equal to $52,500, each of which will increase by a minimum of three percent (3%) each calendar year. Also beginning in calendar year 2018, Mr. Wright will be entitled to an annual incentive payment equal to $52,500 and an annual performance incentive payment equal to $52,500, each of which will increase by a minimum of three percent (3%) each calendar year. Both the annual incentive payments and the annual performance incentive payments shall vest in three equal installments, the first of which shall vest on the last day of the calendar year to which it pertains, and the second and third installments of which will vest on the last day of the two (2) successive calendar years, in each case subject to the Executive’s continued employment on each such vesting date, and in the case of the annual performance incentive, subject to the achievement of performance objectives for the subject calendar year. In each case, the vested amounts will be paid on the January 30th immediately following the applicable vesting date.

The Employment Agreements shall continue until terminated by either the Company or the Executive in accordance with the terms of the agreement. If an Executive’s employment is terminated without cause by the Company, for “good reason” by the Executive, or through a corporate dissolution (a “Qualifying Termination”), prior to the first anniversary of the Merger, the Executive will be entitled to severance in an amount equal to two and one-half (2.5x) times such Executive’s then current base salary. In the event of a Qualifying Termination following the first anniversary, but prior to the second anniversary of the Merger, the Executive will be entitled to severance in an amount equal to one and one half times (1.5x) times such Executive’s then current base salary. In the event of a Qualifying Termination on or after the second anniversary of the Merger, the Executive will be entitled to severance in an amount equal to one times (1x) such Executive’s then current base salary. In addition to the foregoing, if an Executive’s employment is terminated due to a Qualifying Termination, such Executive shall be entitled to receive any vested but unpaid annual incentive payment and/or annual performance incentive payment, a prorated amount of the annual bonus and the annual performance incentive payment of the calendar year in which the termination occurred, and continued health benefits at a reduced premium for a period of up to 18 months. Any severance will be paid in equal installments in accordance with the Company’s regular pay schedule over the length of the period of base salary on which the amount of severance pay is based, and will be subject to the Executive executing a release agreement.

The Employment Agreements also contain a confidentiality provision, a one (1) year non-compete/non-solicit provision, and other provisions customarily found in employment agreements with executives.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Each Employment Agreement provides for position, initial annual base salary and initial bonus as follows:

●	Daniel G. Korte:

●	Position: Chief Executive Officer

●	Initial Annual Base Salary: $515,000

●	Initial Bonus: $750,000

●	Clifford C. Stebe, Jr

●	Position: Chief Financial Officer

●	Initial Annual Base Salary: $265,225

●	Initial Bonus: $105,000

●	David J. Wright

●	Position: Vice President, Corporate & Business Development

●	Initial Annual Base Salary: $234,600

●	Initial Bonus: $105,000

The information set forth under “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, on June 27, 2017, at the Effective Time, the articles of incorporation of the Company were amended and restated in their entirety and such amended and restated articles of incorporation (the “Amended and Restated Articles of Incorporation”) were filed as Attachment A to the Summary Articles of Merger with the Missouri Secretary of State and became the Amended and Restated Articles of Incorporation of the Company as the survivor of the Merger. Also pursuant to the Merger Agreement and resolutions adopted immediately after the Effective Time by the new directors of the Company as the surviving corporation, the by-laws of the Company were amended to read in their entirety as the by-laws of Sub as in effect immediately prior to the Effective Time (the “Surviving Corporation Bylaws”). A copy of the Amended and Restated Articles of Incorporation and a copy of the Surviving Corporation Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively.

Section 8 – Other Events

Item 8.01

Other Events

On June 27, 2017, the Company and the Parent issued a joint press release in connection with the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger dated February 16, 2017, among LMI Aerospace, Inc., Sonaca S.A., Sonaca USA Inc. and Luminance Merger Sub, Inc., previously filed as Exhibit 2.1 to LMI Aerospace, Inc.’s Current Report on Form 8-K filed on February 17, 2017, and incorporated herein by reference.
3.1	Amended and Restated Articles of Incorporation of LMI Aerospace, Inc.
3.2	Bylaws of LMI Aerospace, Inc.
10.1	Employment Agreement by and between LMI Aerospace, Inc. and Daniel G. Korte, effective June 27, 2017
10.2	Employment Agreement by and between LMI Aerospace, Inc. and Clifford C. Stebe, Jr., effective June 27, 2017
10.3	Employment Agreement by and between LMI Aerospace, Inc. and David J. Wright, effective June 27, 2017
99.1	Joint Press Release issued by LMI Aerospace, Inc. and Sonaca S.A. dated June 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 27, 2017

LMI AEROSPACE, INC.

By:	/s/ Daniel G. Korte
Name: Daniel G. Korte
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated February 16, 2017, among LMI Aerospace, Inc., Sonaca S.A., Sonaca USA Inc. and Luminance Merger Sub, Inc., previously filed as Exhibit 2.1 to LMI Aerospace, Inc.’s Current Report on Form 8-K filed on February 17, 2017, and incorporated herein by reference.
3.1	Amended and Restated Articles of Incorporation of LMI Aerospace, Inc.
3.2	Bylaws of LMI Aerospace, Inc.
10.1	Employment Agreement by and between LMI Aerospace, Inc. and Daniel G. Korte, effective June 27, 2017
10.2	Employment Agreement by and between LMI Aerospace, Inc. and Clifford C. Stebe, Jr., effective June 27, 2017
10.3	Employment Agreement by and between LMI Aerospace, Inc. and David J. Wright, effective June 27, 2017
99.1	Joint Press Release issued by LMI Aerospace, Inc. and Sonaca S.A. dated June 27, 2017